EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Certification of Chief Executive Officer

In connection with the Annual Report of Mineral Energy and Technolgy Corporation. (the "Company") on Form 10-KSB for the fiscal year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Karl F. Meyers, Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 22, 2004                /s/ Karl F. Meyers
-------------------             -----------------------------------
                                 Karl F. Meyers
                                 Chief Executive Officer






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